                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-80773, 333-19571, 333-19573 and 333-19615.



                                                Arthur Andersen LLP

Boston, Massachusetts
March 26, 1997